ANNUAL IMPAIRMENT TESTING	12 Months Ended
Dec. 31, 2025
Annual Impairment Testing
ANNUAL IMPAIRMENT TESTING

16.	ANNUAL IMPAIRMENT TESTING

For the year ended December 31, 2025, the Company performed impairment testing of the non-current assets of the Group for CGUs that had assets with indefinite useful life allocated, as well as for other CGUs that showed indicators of impairment. The Company assesses internal and external sources of information as indicators, in accordance with IAS 36 - Impairment of Assets. Although the Company believes that its judgments, assumptions, and estimates are appropriate, actual results may differ from these estimates under different market or macroeconomic conditions.

Impairment tests are conducted annually based on information as of September of each calendar year. As a result of the assessment conducted in the fiscal year 2025 the Company did not identify any scenarios of impairment or reversal of impairment losses for its assets or CGUs.

The Company cannot predict whether an event will trigger an impairment, when it will occur, or how it will affect the reported asset value. Although any change in the estimates used may have a significant impact on the fair value calculation and trigger a reduction in the recoverable amount, the Company, based on the sensitivity analysis conducted, is not aware of any likely change in a key assumption that could result in a carrying amount greater than the recoverable amount.

16.1 Assets with definite useful life

The company did not identify impairment indicators in the assets with definite useful life.

16.2 Assets with indefinite useful life

16.2.1 Methodology

The methodology used by the Company to determine the recoverable amount of all its CGUs is the fair value less costs to sell, using multiples of the earnings before interests, taxes, depreciation and amortization (“EBITDA”), observed in the market for previous comparable business transactions in both the domestic and international brewing industry. The values used by the Company in this approach are based on external sources of information. This measurement is classified as Level 2 in the fair value hierarchy, since the main source of information used by the Company to determine the recoverable amount was the EBITDA multiples observed in transactions involving comparable businesses. As part of this multiples analysis, the Company has established that CGUs with invested capital exceeding seven times their EBITDA should have their recoverable amount determined based on the fair value less cost of sell approach, to determine whether such value exceeds their carrying amount. Based on the most recent analysis carried out by the Company, for 2025, only Chile and Panama met the predetermined criteria. Additionally, CGU Brazil was also included in the scope of testing, as it is the most representative CGU of the Group.

Thus, for the CGUs Brazil, Panama and Chile, the Company used discounted cash flow projections to determine the recoverable amounts, to corroborate the conclusions reached by applying the fair value less costs to sell approach, that the carrying amount of these CGUs does not exceed their recognized carrying amount.

16.2.2 Key assumptions

The key judgments, estimates and assumptions applied in the discounted cash flow calculations of such CGUs are as follows:

▪	The first year of the model is based on management's best estimate of the cash flow for the current year.

▪	From the second to the tenth year of the model, the cash flow is based on the Ambev’s short and long-term strategic plans, approved by the Management. Ambev's strategic plans are prepared by country, and are based on external sources regarding macroeconomic assumptions, industry trends, inflation and foreign exchange rates, past experience and initiatives in terms of market share, revenue, costs, and working capital assumptions.

▪	For the subsequent years, the Group projects perpetuity using the expected inflation rate.

▪	Projections are made in U.S. dollars and discounted at the unit's weighted average cost of capital (“WACC”), considering sensitivities of this metric.

For these cash flow projections, the compound annual growth rate ("CAGR") of revenue applied in the tests ranged from 6.24% and 7.41%.

The WACC used was nominal and determined on a pre-tax basis. The rates applied in U.S. dollars for each CGU were as follows:

CGU	2025
Chile	9.65%
Panama	11.30%
Brazil	11.35%

16.2.3 Sensitivity analysis

Based on the probable scenario, a sensitivity analysis was carried out for a 0.5 percentage point increase / decrease in the discount rate. In any combination, the cash flow value exceeded its carrying amount. As a result of this analysis, there is no need to record any provision for impairment from these assets.

Accounting Polices

The carrying amounts of non-financial assets, such as property, plant and equipment, goodwill and intangible assets without defined useful lives are reviewed, at least annually to determine the existence of any indication of impairment. If there is any indication, the asset’s recoverable amount is estimated, and the non-recoverable amount is recognized as an impairment loss in the income statement. This assessment is performed for assets individually or for the smallest identifiable groups of assets that generate cash inflows that are largely independent of the cash inflows from other assets or groups of assets, also referred to as CGUs.

Goodwill, intangibles not yet available for use and intangibles assets with indefinite useful lives, are tested at least annually for impairment at the business unit level (one level below the reportable segment level) or whenever there is any indication of impairment. An impairment loss is recognized whenever the carrying amount of an asset or the related CGU exceeds its recoverable amount. Impairment losses are recognized in the income statement.

The recoverable amount of intangibles with indefinite useful lives is primarily based on a fair value criterion, where multiples reflecting current market transactions are applied to indicators determining the asset's profitability or the royalty flow that could be obtained by licensing the intangible asset to third parties under normal market conditions.

The recoverable amounts of other assets are determined as the higher of their fair value less costs to sell and their value in use. For assets that does not generate substantially independent cash inflows, the recoverable amount is allocated to the CGU to which the asset belongs. The recoverable amounts of the CGU to which goodwill and intangibles with indefinite useful lives belong are based on fair value cost to sell, using EBITDA multiples observed in the market for previous business combinations involving comparable businesses in the brewing industry. For some CGUs, these calculations are corroborated by using the fair-value less costs to sell approach, where the cash flow of these CGUs are discounted to present value using a pre-tax discount rate that reflects current valuation models for the time value of money, and the risks specific to the asset.

Impairment losses recognized for CGUs first reduces the amount of goodwill allocated to the CGUs and subsequently impact the carrying amount of the assets within the unit. Reversals of previously recognized impairments may occur, except for impairment losses related to goodwill due to expected future profitability. Non-financial assets are reviewed for possible impairment reversals at the reporting date. Impairment losses are reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortization.